UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 29, 2003

Date of Report (date of earliest event reported)

NANOGEN, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No. )

10398 Pacific Center Court

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 410-4600

N/A

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition

On October 29, 2003, we issued a press release announcing results for our fiscal quarter ended September 30, 2003.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003	NANOGEN, INC.

/s/ HOWARD C. BIRNDORF

Howard C. Birndorf Chief Executive Officer